CPI Aerostructures, Inc. 8-K

Exhibit 99.2

NYSE American : CVU 3Q 2017 Results Presentation A Premier Supplier of Aircraft Structures and Systems Speakers: Douglas McCrosson, President & Chief Executive Officer Vincent Palazzolo, Chief Financial Officer November 8, 2017

Disclosure Statement Forward - Looking Statements This presentation contains forward - looking statements that involve risks and uncertainties . All statements, other than statements of historical fact, included in this presentation, including without limitation, statements regarding projections, future financing needs, and statements regarding future plans and objectives of the Company, are forward - looking statements . Words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" and similar expressions are intended to identify forward - looking statements . These forward - looking statements are based upon the current expectations of management and certain assumptions that are subject to risks and uncertainties . Accordingly, there can be no assurance that such risks and uncertainties will not affect the accuracy of the forward - looking statements contained herein or that our actual results will not differ materially from the results anticipated in such forward - looking statements . Such factors include, but are not limited to, the following : the cyclicality of the aerospace market, the level of U . S . defense spending, production rates for commercial and military aircraft programs, competitive pricing pressures, start - up costs for new programs, technology and product development risks and uncertainties, product performance, increasing consolidation of customers and suppliers in the aerospace industry and costs resulting from changes to and compliance with applicable regulatory requirements . The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10 - K filed on March 8 , 2017 , available at http : //www . sec . gov , and quarterly report on Form 10 - Q filed on May 10 , 2017 and August 9 , 2017 , available at http : //www . sec . gov . We caution readers not to place undue reliance on any forward - looking statements, which speak only as of the date hereof and for which the Company assumes no obligation to update or revise the forward - looking statements herein . CPI AERO is a registered trademark of CPI Aerostructures, Inc . All other trademarks referenced herein are the property of their respective owners . 2

3 Recent Highlights Douglas McCrosso n President & Chief Executive Officer

Backlog 4 Consolidated Backlog at 09/30/2017: $ 397.9 Million* Defense Backlog at $313.3 Million $313.3M $ 84.6M Defense Commercial Defense 79% / Commercial 21% 1Q 2014 - 3Q 2017 $100.6 $297.3M Funded Unfunded Unfunded backlog represents remaining potential value of long term agreements Funded 25% / Unfunded 75% $84.6M $313.3M $397.9M $50 $150 $250 $350 $450 Q1 2014 Q3 2017 Backlog (Defense/Commercial) Commercial Defense Total Backlog $410.3 M $234.2 M $176.1 M

Driven By Renewed Strength in Defense Business 5 Recent wins account for $273 million in backlog as of September 30, 2017 Offers revenue visibility into 2022 and beyond E - 2D Advanced Hawkeye/ C - 2A Greyhound U.S Government F - 16 Falcon Northrop Grumman T - 38C Talon Trainer Lockheed Martin F - 35 Lock Assy Northrop Grumman Japan E - 2D Hawkeye Raytheon Next Generation Jammer Pod $86.1M $53.5M $49M $10.6M $25 - 30M $50+M Announced November 2014 Contract Period 2013 – 2021 Announced November 2014 Contract Period 2014 – 2020 Announced February 2015 Contract Period 2015 – 2021 Announced July 2015 Contract Period 2015 – 2021 Announced January 2016 Contract Period 2016 – 2019 Announced July/Sept 2016 Contract Period 2016 – 2022+ Sikorsky CH - 148 Cyclone Bell Helicopter/ Textron AH - 1Z Viper Sikorsky MH - 53E Sea Dragon UTC Aerospace TacSAR Sikorsky Black Hawk Lockheed Martin F - 35 Drive Shaft $6.5M $34.0M $21M $15.8M Announced October 2016 Contract Period 2016 – 2018 Announced January 2017 Contract Period 2017 – 2020 Announced May 2017 Contract Period 2015 – 2022 Announced June 2017 Contract Period 2017 Announced July 2017 Contract Period 2018 – 2022 Announced November 2017 Contract Period 2018 – 2022

6 Financial Highlights Vincent Palazzolo Chief Financial Officer

Recent Financial Highlights 7 For the Three Months Ended September 30 , 201 7 201 6 (Unaudited) (Unaudited) Revenue $20.7 $22.1 Cost of sales 15.8 17.1 Gross profit (loss) 4.9 5.0 Gross margin % 23.7 22.7 Selling, general and administrative expenses 2.0 2.0 Income (loss) from operations 2.9 3.0 Income (loss) before provision for (benefit from) income taxes 2.5 2.7 Net income (loss) 1.7 1.7 Income (loss) per common share – basic $0.19 $0.19 Income (loss) per common share – diluted $0.19 $0.19

Balance Sheet Highlights 8 As of September 30, 2017 CEE (unbilled receivables) 108.4 Total Debt 32.7 Shareholders’ Equity 72.1 Book Value, per diluted share 8.15 Debt - to - Capital 0.45 ($ in Millions, except per share value) Liquidity • $40M, 3 - year senior debt facility − $10M term loan − $30M revolving line - of - credit • Approximately $6.6 million still available under credit facility as of September 30, 2017

Updated 2017 Financial Guidance 9 Revenue Pre - tax Income Effective Tax Rate • $82.5M – $ 87.0M • Revised to lower end of range • $8.1M - $8.5M • Revised to higher end of the range • Approximately 35%

10 Looking Ahead Douglas McCrosso n President & Chief Executive Officer

Bid Pipeline (11/02/17) 11 Virtually all bids are at the Prime Contractor or Tier 1 level Defense opportunities are increasing Continued Diversification Across Product Categories 88% 12% Defense Commerical 25% 8% 34% 33% Kitting MRO Aerostructures Aerosystems

Near - Term Program Opportunities 12 Aerostructures • Military Helos : CH - 53K, V - 280 • Various regional airline and bizjet aircraft • A - 10 Wing Replacement Program (WRP) • MRO: F - 16 service - life extension program (SLEP) • Various Black Hawk components/structural repairs Aerosystems • Reconnaissance Pods • Electronic Warfare Pods • Advanced antenna system structural housing • Missile launchers Supply Chain Management/Kitting • Foreign sales of F - 16 wing components • Wet Outer Wing Panel kits for Japanese E - 2D • Various military Helos

Potential to collectively generate revenue of $ 397.9M during their remaining periods of performance (as of 9/30/17) Long - Term Visibility - Contracts ‘08 ‘09 ’10 ’11 ’12 ’13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘24 ‘25 EMBRAER – E175 - E2 RAYTHEON – Next Generation Jammer Increment 1 Pod SIKORSKY – UH - 60 Black Hawk SIKORSKY - MH - 53E Sea Dragon SIKORSKY – S - 92 U.S. GOVERNMENT – T - 38C Talon Trainer LOCKHEED – F - 35 Locks HONDA - HondaJet NORTHROP GRUMMAN – for the E - 2D & C - 2A U.S. GOVERNMENT – F - 16 BELL HELICOPTER – AH - 1Z VIPER TEXTRON - Cessna Citation X+ EMBRAER – Phenom 300 TRIUMPH GROUP - Gulfstream G650 NORTHROP GRUMMAN – Japan E - 2D SIKORSKY CH - 148 UTC AEROSPACE SYSTEMS – DB - 110 ISR Pod UTC AEROSPACE SYSTEMS – TacSAR LOCKHEED – F - 35 Drive Shaft Defense ; Commercial ‘08 ‘09 ’10 ’11 ’12 ’13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘24 ‘25 Firm, Funded Contracts Provide Long - Term Revenue Visibility and Operating Leverage

14 Q&A Session

15 Thank You CPI Aerostructures Vincent Palazzolo, Chief Financial Officer (631) 586 - 5200 www.cpiaero.com Investor Relations Sanjay M. Hurry LHA (212) 838 - 3777 cpiaero@lhai.com